UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 10, 2013

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2105 N. State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (812) 663-6734

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2012 Incentive Payments

On April 10, 2013, the Executive Compensation Committee (the “Committee”) of the Board of Directors of MainSource Financial Group, Inc. (the “Company”) awarded bonuses to certain named executive officers, including awards pursuant to the Company’s Short Term Incentive Plan (“STIP”) and Long Term Incentive Plan (“LTIP”) for services performed during 2012.

I. STIP

The STIP was effective on April 3, 2012, the date the U.S. Treasury no longer held shares of the Company’s preferred stock under the U.S. Treasury’s Capital Purchase Program (the “CPP”).  Under the STIP, each of the executives is eligible to receive cash payouts when the Company’s weighted average performance as compared to its peer group exceeds certain thresholds.  The weighted average performance is determined based on the following measures:

•	earnings per share growth:	20%
•	return on assets:	30%
•	net revenue growth:	20%
•	non-performing assets/total assets:	20%

Additionally, the Committee includes one additional objective measure for each individual which is given 10% weight.

The STIP payout begins once the weighted average performance (“WAP”) versus the peer group exceeds the 25th percentile (thus, no payout will occur if the WAP is equal to or below the 25th percentile).  Each executive’s target payout is achieved once the weighted average performance exceeds the 50th percentile, and the maximum payout is achieved once the weighted average performance exceeds the 75th percentile.   Thus, the payouts are as follows:

WAP	Payout
0-25th percentile	none
greater than the 25th percentile	50% of target
greater than the 50th percentile	100% of target
greater than the 75th percentile	150% of target

For WAP at levels in between the 25th and 75th percentile, the payout percentage are interpolated.  For example a WAP equal to the 60th percentile equates to a payout of 120% of target.  Each named executive officer’s target level is equal to a percentage of his or her base salary, as set forth below:

Name and Title	Target
Archie M. Brown, Jr. President and Chief Executive Officer	45% of base salary

James M. Anderson Chief Financial Officer	30% of base salary

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	35% of base salary

William J. Goodwin Chief Credit Officer	30% of base salary

Chris M. Harrison Sr. Vice President	25% of base salary

The STIP includes a mandatory deferral feature, by which two-thirds of the cash is paid immediately and the remaining one-third is paid one year later provided the executive officer is still employed on that date.  STIP awards are also subject to claw-back to the extent required by federal laws or regulations, including those required under Sarbanes-Oxley and Dodd-Frank.

The incentive compensation to be paid to the Company’s Chief Executive Officer, Chief Financial Officer and the other “Named Executive Officers” under the STIP for services performed from April 3, 2012, to December 31, 2012, is as follows:

Name and Title	Total STIP Payout	Deferred STIP Payout	STIP Payout for 2013
Archie M. Brown, Jr. President and Chief Executive Officer	$124,922	$41,641	$83,281

James M. Anderson Chief Financial Officer	$48,627	$16,209	$32,418

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	$61,548	$20,516	$41,032

William J. Goodwin Chief Credit Officer	$48,475	$16,158	$32,316

Chris M. Harrison Senior Vice President Branch Administration	$31,382	$10,461	$20,921

II.  LTIP

During the TARP Period:

The LTIP contemplates the payment of compensation in a combination of stock options (25%) and restricted stock (75%).  However, because the Company was a participant in the U.S. Treasury’s Capital Purchase Program (the “CPP”) from January 1, 2012 through April 3, 2012 (the “TARP Period”), the Company is prohibited from granting options to at least the five most highly compensated employees for services performed during the TARP Period.  In lieu of options, the Committee voted to grant long-term restricted stock to such employees for such period.  The long-term restricted stock granted for services performed during the TARP Period will be subject to prescribed vesting and transfer criteria included in the CPP rules and have a value of no more than one-third of the employee’s total compensation.

The number of shares of restricted stock was calculated by dividing each employee’s award by $13.67, which was the closing price of the Company’s common stock on April 10, 2013, the date of grant.

The incentive compensation to be paid to the Company’s Chief Executive Officer, Chief Financial Officer and the other “Named Executive Officers” under the LTIP for services performed during the TARP Period is as follows:

Name and Title	LTIP Payout (TARP Period)
Archie M. Brown, Jr. President and Chief Executive Officer	$48,125

James M. Anderson Chief Financial Officer	$19,731

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	$24,088

William J. Goodwin Chief Credit Officer	$19,731

Chris M. Harrison Senior Vice President Branch Administration	$13,125

Each restricted stock award will be evidenced by an award agreement between the executive and the Company which will include the following terms:

•                  the grantee will become vested in 80% of the award on the second anniversary of the grant date and 20% of the award on the third anniversary of the grant date;

•                  the Executive Compensation Committee of the Board will have the right, in its sole discretion, to cancel 60% of the award during the first year following the grant date, 40% of the award during the second year following the grant date, and 20% of the award during the third year following the grant date, if it determines that the Company suffered a material negative impact in one of those years as a result of a decision or event that occurred during the year in which the restricted stock was earned;

•                  the restricted shares, to the extent vested, will not become transferable until such time as the U.S. Treasury no longer holds shares of preferred stock of the Company, provided that 25% of the restricted shares will become transferable as each 25% of the preferred stock is repurchased by the Company, and provided, further, that the grantee will be permitted to sell the shares if necessary to pay any tax liability resulting from the vesting of the shares.

Post-TARP Period:

For services performed after the TARP Period, the Committee voted to grant a combination of stock options and restricted stock as prescribed in the LTIP.  The restricted stock granted for services performed after the TARP Period will be subject to three-year cliff vesting as provided in the LTIP.

The number of shares of restricted stock was calculated by dividing each employee’s award by $13.67, which was the closing price of the Company’s common stock on April 10, 2013, the date of grant.  The number of options was calculated using a Black-Scholes value of $4.12.

Name and Title	LTIP Payout (post-TARP Period)
Archie M. Brown, Jr. President and Chief Executive Officer	$115,500

James M. Anderson Chief Financial Officer	$42,281

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	$54,197

William J. Goodwin Chief Credit Officer	$42,281

Chris M. Harrison Senior Vice President Branch Administration	$26,250

Each restricted stock award will be evidenced by an award agreement between the executive and the Company which will include the following terms:

•                  the grantee will become vested in 100% of the award on the third anniversary of the grant date; and

•                  the Executive Compensation Committee of the Board will have the right, in its sole discretion, to cancel 60% of the award during the first year following the grant date, 40% of the award during the second year following the grant date, and 20% of the award during the third year following the grant date, if it determines that the Company suffered a material negative impact in one of those years as a result of a decision or event that occurred during the year in which the restricted stock was earned.

Each option award will be evidenced by an award agreement between the executive and the Company which will provide for vesting of the options as follows:  10% of the options will vest on the first anniversary of the grant date, 20% will vest on the second anniversary of the grant date, 30% will vest on the third anniversary of the grant date and the final 40% will vest on the fourth anniversary of the grant date.  In each case, vesting will be dependent upon the executive’s continue employment on the vesting date.

III.  Discretionary Bonus

In addition to the grants under the STIP and the LTIP, and based upon the overall performance of the Company during 2012, the Committee awarded each of the Chief Executive Officer, Chief Financial Officer and the other Named Executive Officers cash bonuses in the following amounts:

Name and Title	Discretionary Bonus
Archie M. Brown, Jr. President and Chief Executive Officer	$32,016

James M. Anderson Chief Financial Officer	$10,571

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	$14,494

William J. Goodwin Chief Credit Officer	$10,521

Chris M. Harrison Senior Vice President Branch Administration	$6,086

The amounts noted in the table above reflect bonuses actually paid, as the original bonus amounts were reduced based upon the fact that the Company was prohibited from paying cash bonuses to the five most highly compensated persons for the Company’s performance during the TARP Period.

All other compensation for the Named Executive Officers for the year ended December 31, 2012 was previously reported by the Company in the Summary Compensation Table on page 32 of the Proxy Statement for the Annual Shareholders Meeting of the Company to be held on April 23, 2013, filed with the Securities and Exchange Commission on March 26, 2013 (the “Proxy Statement”).  As of the filing of the Proxy Statement, STIP, LTIP and discretionary bonus grants for the named executive officers had not been determined and, therefore, were omitted from the Summary Compensation Table included in the Proxy Statement.  Pursuant to Item 5.02(f) of Form 8-K, the STIP, LTIP and discretionary bonus awards for the named executive officers for the year ended December 31, 2012 are set forth below together with the other compensation previously reported, and the new total compensation amount.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)(1)	Stock Awards ($) (e)(2)	Option Awards ($) (f)(3)	Non-Equity Incentive Plan Compensation ($) (g)(4)	All Other Compensation ($) (h)		Total ($) (i)
Archie M. Brown, Jr. President and Chief Executive Officer	2012	$388,470	$32,016	$134,750	$28,875	$83,281	$29,194	(6)	$696,586
	2011	$360,393	—	$185,000	—	—	$25,033	(6)	$570,426
	2010	$320,386	—	$168,267	—	—	$16,158	(6)	$504,811

James M. Anderson Chief Financial Officer	2012	$227,726	$10,571	$51,442	$10,570	$32,418	$28,503	(7)	$361,231
	2011	$211,542	—	$77,000	—	—	$26,450	(7)	$314,992
	2010	$182,694	—	$84,003	—	—	$18,444	(7)	$285,141

Daryl R. Tressler Chief Banking Officer	2012	$243,897	$14,494	$64,736	$13,549	$41,032	$32,908	(8)	$410,616
	2011	$236,022	—	$94,000	—	—	$30,285	(8)	$360,308
	2010	$228,848	—	$103,934	—	—	$22,301	(8)	$355,082

William J. Goodwin Chief Credit Officer	2012	$224,874	$10,521	$51,442	$10,570	$32,316	$61,355	(9)	$391,077
	2011	$215,773	—	$77,000	—	—	$25,822	(9)	$318,596
	2010	$197,594	—	$91,437	—	—	$9,177		$298,207

Chris M. Harrison SVP - Branch Administration	2012	$176,407	$6,086	$32,813	$6,563	$36,428	$17,972	(10)	$276,269
	2011	$167,376	—	$51,000	—	$10,338	$15,416	(10)	$244,131

(1)                                     Discretionary bonus paid in 2012.  Amount paid reflects a reduction for the period of time the Company was a participant in the U.S. Treasury’s Capital Purchase Program (the “TARP Period”) during which cash bonuses could not be paid.

(2)                                     During 2012, each officer was awarded a bonus under the Company’s Long Term Incentive Plan (“LTIP”) in shares of restricted stock for the period of time during the TARP Period and in a combination of shares of restricted stock (75%) and stock options (25%) for the period of time following the TARP Period.  The number of shares of restricted stock was equal to the amount of the bonus divided by the closing price of a share of Company common stock on the grant date, April 10, 2013 ($13.67). The restricted stock awards for the TARP Period vest as follows: 80% on the second anniversary of the date of grant, and 20% on the third anniversary of the date of grant.  The restricted stock awards for the period of time following the TARP Period vest 100% on the third anniversary of the grant date.

During 2011 each officer was awarded a bonus under the Company’s Long Term Incentive Plan payable in shares of restricted stock equal to the amount of the bonus divided by the closing price of a share of Company common stock on the grant date, April 25, 2012 ($11.85).  The restricted stock awards vest as follows:  80% on the second anniversary of the date of grant, and 20% on the third anniversary of the date of grant.

(3)                                     The amounts listed in column (f) reflect the full grant date fair values in accordance with FASB ASC topic 718.

(4)                                     Represents payments pursuant to the Company’s Short Term Incentive Plan.  The amount reported does not include the portion of the award that is deferred to 2014 because the NEOs must be employed on the date of payment to receive the amount.

(5)                                     Includes (a) the value attributable to personal use of a Company- provided automobile (as calculated in accordance with Internal Revenue Service guidelines), (b) the matching contribution made by the Company to the 401(k) plan; and (c) profit sharing contributions made by the Company to the 401(k) plan during 2011 and 2012.

(6)                                     Includes (a) the value attributable to personal use of a Company-provided automobile (as calculated in accordance with Internal Revenue Service guidelines), (b) the matching contribution made by the Company to the 401(k) plan; and (c) profit sharing contributions made by the Company to the 401(k) plan during 2011 and 2012.

(7)                                     Includes (a) the value attributable to personal use of a Company-provided automobile (as calculated in accordance with Internal Revenue Service guidelines), (b) the matching contribution made by the Company to the 401(k) plan, (c) profit sharing contributions made by the Company to the 401(k) plan during 2011 and 2012, and (d) the cost of a country club membership.

(8)                                     Includes (a) the value attributable to personal use of a Company-provided automobile (as calculated in accordance with Internal Revenue Service guidelines), (b) the matching contribution made by the Company to the 401(k) plan, (c) profit sharing contributions made by the Company to the 401(k) plan during 2011 and 2012, and (d) the cost of a country club membership.

(9)                                     Includes (a) the value attributable to personal use of a Company-provided automobile (as calculated in accordance with Internal Revenue Service guidelines), (b) the matching contribution made by the Company to the 401(k) plan, and (c) profit sharing contributions made by the Company to the 401(k) plan during 2011 and 2012.

(10)                                Includes (a) the matching contribution made by the Company to the 401(k) plan; and (b) profit sharing contributions made by the Company to the 401(k) plan during 2011 and 2012.

2013 Executive Compensation

Additionally, on April 10, 2013, the Executive Compensation Committee of the Company approved the compensation of the named executive officers for 2013, which includes increases to base salary. The following is a summary of the terms of the 2013 compensation plan for the named executive officers:

Base Salary.  The base salary (effective as of March 1, 2013) for the Company’s Chief Executive Officer, Chief Financial Officer, and the other “Named Executive Officers”, is set forth below.

Name and Title	2013 Base Salary
Archie M. Brown, Jr. President and Chief Executive Officer	$388,850

James M. Anderson Chief Financial Officer	$227,755

Daryl R. Tressler Chief Banking Officer and President, MainSource Bank	$243,284

William J. Goodwin Chief Credit Officer	$227,755

Chris M. Harrison Senior Vice President Branch Administration	$190,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2013

MAINSOURCE FINANCIAL GROUP, INC.

By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer